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                                                                    EXHIBIT 10.0


                                COMMERCIAL LEASE

THIS LEASE is made and executed in duplicate this..........16th..............day

Of ...............May..........................................., 1997.

BY AND BETWEEN ....Michael J. Kirsch.............. hereinafter called "Lessor"

and ........NetStaff, Inc......................... hereinafter called "Lessee."

WITNESSETH: That for and in consideration of the sum of $ ...7700.00..... to
Lessor, paid by Lessee, receipt of which is hereby acknowledged by Lessor, and for the further consideration of the payment of the rents and the performances of the covenants contained herein on the part of the Lessee, and in the manner hereinafter stated, Lessor leases and lets to Lessee, and Lessee hereby leases, hires and takes from Lessor, upon the terms and conditions hereinafter set forth, the following described property, and its appurtenances, situated in the City of San Francisco,

County of .........San Francisco............., State of...California............
 ................., particularly described as follows:

Ground floor office including enclosed parking area and basement, located at 168 South Park, San Francisco, California 94107.

TERM
        For the term of 5 years commencing on the 1st day of June 1997

RENT
        The total rent shall be sum of two hundred twenty nine thousand eight hundred dollars ($229,800.00)payable monthly in advance installments of $3500.00/Mo 6/1/97-5/31/98, $4000.00/Mo 11/1/98-5/31/99, $4200.00/Mo
6/1/99-5/31/2000, $4400.00/Mo 6/1/2000-5/31/2001, $4600.00/Mo 6/1/2001-5/31/2002
United State of America, on the first day of each and every calendar month. In the event Lessee has paid the rental hereunder, as herein provided, and has duly complied with the terms and provisions hereof, Lessee may occupy and enjoy the leased premises for the final one-month of the term, free from obligation to pay any rental for such final months.

This lease is made subject to the following terms and conditions:

PAYMENT OF RENT

    1. Lessee agrees to pay rents to Lessor at the time and in the manner herein provided.

REMOVAL OF PROPERTY

    2. Should Lessee fail to pay any part of the rents herein specified, at the times or in the manner herein provided, or fail faithfully to comply with or perform any other of the terms, conditions, covenants and agreements of this lease on the part of Lessee to be performed or complied with, or should Lessee abandon the leased premises, then and in that event, Lessor, at the sole option of Lessor may terminate this lease, and Lessor and Lessee shall have all the rights and remedies as provided in California Civil Code, Section 1951.2 Lessor may pursue any remedy whatsoever provided for by law, and in any event Lessor shall be entitled to the possession of the leased premises at the lawful termination of this lease. Lessor is hereby authorized to remove and store at Lessee's expense any personal property, which Lessee abandons at the leased premises upon vacating those premises. The Lessor has the remedy described in California Civil Code
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        Section 1951.4 (Lessor may continue lease in effect after Lessee's breach and abandonment and recover rent as it becomes due, if Lessee has right to sublet or assign, subject only to reasonable limitations). The rights of Lessor under this lease shall be cumulative to all other rights or remedies given to Lessor by law or by the terms of this lease

USES AND USES PROHIBITED

    3. That the lease premises shall be used, occupied and conducted exclusively as and for The business offices of NetStaff, Inc. and for no other purpose, and shall be used, occupied and conducted in a thoroughly orderly and respectable manner, without let, hindrance, annoyance, disturbance, detriment, injury or offence to Lessor. Lessee shall not maintain or commit, nor suffer to be maintained of committed any nuisance or waste in or about the leased premises. Lessee shall not do or permit anything to be done in or about the leased premises, not bring or keep anything therein, which will in any way affect fire or other insurance on the building or any of its contents, or which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy and use of the premises which are or may hereafter be enacted or promulgated by any public authority.

        Lease shall not construct, maintain or permit to be constructed or maintained, any sign or billboard on the roof of the building located on the premises, nor paint, nor hang, nor permit or authorize others to paint, or hang any sign on the walls thereof, unless written permission to do so has been obtained from Lessor. Lessee shall not maintain or store any hazardous or toxic substances on the property of any kind. Further, Lessee shall indemnify and hold Lessor free and harmless from any loss, damage or liability that may be occasioned by any contamination of the property by any hazardous or toxic substance.

ASSIGNMENT AND SUBLETTING

    4. Lessee may assign his interest or sublet the property. But only with the prior written consent of Lessor. Under no other circumstances, and without prior obtained written consent, neither this lease nor any interest therein shall be assignable or subject to subletting. Lessor shall not unreasonably withhold requested written consent.

        Lessee further promises and covenants that if he neglects or fails to perform or observe any of the covenants contained in this lease and continues this neglect or failure for ten (10) days after notice by the Lessor, or if the estate hereby created shall be taken on execution, and such execution shall not be satisfied, cancelled or otherwise removed within thirty(30) days after notice by Lessor, or if the Lessee shall be adjudicated bankrupt or insolvent according to law, or if any assignment of its property shall be made for the benefit of creditors, the Lessor may immediately terminate this lease. Lessee covenants that in case of such termination it will indemnify Lessor against all loss of rent which Lessor may incur by reason of such termination, during the residue of the term above specified.

ALTERATION AND REPAIRS
DAMAGE TO PREMISES

    5. Lessee agrees that the leased premises are now in tenantable and good order and condition and the Lessee shall keep and maintain these premises in good and sanitary order and condition, and that no damages, alterations or change whatever shall be made in or about the leased premises without the written consent of Lessor. All alterations, additions, and improvements made in and to the leased premises shall, unless otherwise provided by written agreement, be the property of Lessor and shall remain upon, and be

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        surrendered with the leased premises. Lessee shall not mar or deface in any manner the walls, woodwork or any other part of leased premises. All damage or injury done to the premises or property of the Lessor by Lessee, or by any person who may be in or upon the premises, with the consent of the Lessee shall be paid for by the Lessee at the time the damage or injury is inflicted. Lessee shall, at the termination of the lease, surrender the leased premises to Lessor in as good order and condition as received, normal wear and tear excepted.

DELIVERY OF POSSESSION

    6. In the event of the inability of Lessor to deliver possession of the leased premises at the time herein fixed for the commencement of the term of this lease, neither Lesser nor the agent of Lessor shall be liable for any damage caused thereby, nor shall this lease thereby become void or voidable, but in such event Lessee shall not be liable for any rent until such time as Lessor can deliver possession.

NOTICE OF SURRENDER

    7. Lessee shall, at least thirty(30) days before the date of expiration of this lease, give Lessor a written notice of intention to surrender the leased premises on that date. If such notice is not given, the Lessee shall be liable for rent of one additional month in the event that he shall have vacated the leased premises, at the expiration of the term of this lease.

HOLDING OVER

    8. If Lessee holds possession of premises after the expiration of the term of this lease. Lessee shall become a tenant from month-to-month only upon the terms herein specified, but at a monthly rental of Forty six hundred dollars ($4600.00) per month payable monthly in advance in lawful money of the United States on the first day of each month and shall continue to be such tenant until such tenancy shall be terminated by Lessor, or Lessee by written notice of at least one month prior to the date of the termination of such monthly tenancy of the intention to terminate such tenancy.

DESTRUCTION OF PREMISES

    9. If the building or the leased premises shall be destroyed by fire or other causes or be so damaged that they become untenantable and cannot be rendered tenantable within ninety(90) days from the date of the injury this lease may be terminated by Lessor. In case the premises shall be so damaged as not to require a termination of the lease as above provided, then a proportionate allowance shall be made to Lessee for the rent hereinbefore reserved corresponding to the time during which and to the portion of the premises of which Lessee shall be so deprived. Lessee expressly waives the provisions of Section 1932 and Subdivision 4 of section 1933 of the Civil Code of State of California. Lessor shall be sole judge as to whether such damage has caused said building or premises to be untenantable, and as to whether they can be rendered tenantable within ninety(90) days from the date of injury.

ENTRY AND INSPECTION

    10. Management is given the right to enter into or inspect the premises for the following purposes:

           a.  In case of emergency

           b. To make necessary or agreed repairs, decorations, alterations or improvements, supply necessary or agreed services, or exhibit the unit to prospective or actual purchasers, mortgagees, tenants, workmen or contractors.

           c.  When the tenant has abandoned or surrendered the premises.


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           d.  Pursuant to court order.

           Except in cases of emergency, when the tenant has abandoned or surrendered the premises, or if it is impracticable to do so, the Owner shall give the tenant reasonable notice of his intent to enter and enter only during normal business hours. Twenty-four (24)hours shall be presumed to be reasonable notice.

SERVICE CHARGES

    11. Lessee agrees to pay during the term hereof, all charges made against the premises for gas, electricity, power, heat, telephone and for any other commodities furnished or supplied or used in or upon or about the premises.

ROOF

    12. Lessor agrees to maintain the roof over the demised premises in good order and repair and repairs to the roof shall be made by and at the expense of Lessor.

SUBORDINATION

    13. Lessee's interest in this property shall be subject and subordinate at all times to the lien of any mortgage or trust deed or deeds which may now exist upon or which may be placed upon the premises or the property of which the premises are a part and Lessee covenants that it will execute and deliver to Lessor or the nominee of Lessor proper subordination agreements to this effect at any time upon the request of Lessor and without payment being made therefore.

BREACH OF CONDITIONS

    14. Each and every covenant and term hereof to be kept and performed by Lessee is expressly made a condition, upon breach whereof Lessor may terminate this lease and exercise all rights of entry and re-entry upon the leased premises, as provided for by law.

NON-WAIVER OF BREACH

    15. The failure or omission of Lessor to terminate this lease, for any violation of any of its terms, conditions, or covenants shall in no way be deemed to be a consent by Lessor to such violation, and shall in no way bar, estop or prevent Lessor from terminating this lease thereafter, either for such or for any subsequent violation of any such term, condition or covenant. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any breach of any term, covenant or condition of this lease.

COSTS OF SUIT

    16. If any legal action of proceeding be brought by either party to enforce any part of this Agreement the prevailing party shall recover, in addition to all other relief, reasonable attorney's fees and costs.

SERVICE OF NOTICE

    17. Notices required under this Agreement may served upon: Michael J. Kirsch at 164 south Park, San Francisco, California. Said person is authorized to accept legal service on behalf of Lessor. Notice may be served on Lessee at the address set forth on page 1.

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SECURITY

    18. It is further covenanted and agreed by Lessee that nothing herein contained and no security or guarantee which may now or hereafter be furnished Lessor for the payment of the rent herein reserved or for the performance by Lessee of the other terms or covenants of this lease, shall in any way be a bar or defence to any action in unlawful detainer, or for the recovery of these premises, or in any action which Lessor may at any time commence for breach of any part of the terms or covenants of this lease.

LESSOR AND LESSEE DEFINED
HEIRS, ETC, INCLUDED

    19. The word "Lessor" and the word "Lessee" as used herein include the plural as well as the singular. The neuter gender when used here shall include the masculine and feminine.

    20. This lease shall include and inure to and bind the heirs, executors, administrators, successors and assigns of respective parties hereto, but nothing in this paragraph contained shall be construed to modify or impair in any manner any of the provisions and restrictions of this lease relating to the assignment of this lease or of any interest therein, or to the subletting or underletting of the leased premises of any part thereof.

    21. Lessee agrees that this instrument contains all of the provisions of the agreement between the parties hereto, and that no promise or agreement not contained herein shall be binding on Lessor

    22. Time is the essence of this agreement

    23. Lessee accepts the leased premises subject to all zoning laws, ordinances, and regulations applicable to and regulating the use of the premises, and acknowledges that Lessor has made no representations or warranties as to the suitability of the premises for any particular use.

    24. Additional Provisions (Insert here and refer to paragraph 24)

    Refer to paragraph 24 Details Attached



    These parties have executed this lease the day and year first above written This lease in section 8 provides for automatic renewal from month-to-month if Lessee remains in possession after the expiration of the term of this lease



    /s/ MICHAEL J. KIRSCH                /S/ NETSTAFF, INC. PATRICK  RYLEE
    ............................         .......................................
    Lessor  5/19/97                                 Lessee  5/19/97
    Michael J. Kirsch                       NetStaff, Inc. Patrick L. Rylee


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LEASE ADDENDUM

    Reference is made to that lease executed May 16, 1997 between Michael J. Kirsch, Lessor and NetStaff, Inc., Lessee, for the property located at 168 South Park, San Francisco, CA

    Paragraph 24, Additional Provisions

    Late Charge

    Lessee agrees to pay a $100.00 late charge if rent is paid after the 5th day of the month

    Security Alarm System

    Lessor has installed an ADT Security Alarm System. Lessor shall pay the monthly fee for said system. Lessee shall be responsible for false alarms caused by Lessee.

    First Right of Refusal

    If Lessor shall decide to sell the premises during the lease term, Lessee shall have the right to purchase the premises at the same price and the same terms and conditions as any other acceptable offer made to Lessor of which Lessor shall give Lessee written notice. Lessee shall have seven(7) days from the date of said notice to exercise this right of purchase. If Lessor has not received a written exercise of this right within the seven(7) days, Lessor shall be free to sell the premises to said third party for said price and terms.

    Liability Insurance _ Hold Harmless

    Lessor shall not be liable to Lessee or Lessee's employees, patrons, or visitors for any damage to persons or property caused by an action, omission or negligence of Lessee, and Lessee agrees to hold Lessor harmless from all claims for any such damage; nor shall Lessor be liable for any damage to persons for property (excepting those damages resulting from negligence of Lessor) due to the building or any part of appurtenance thereof being improperly constructed, or being out of repair, and Lessee accepts said premises as suitable for the purpose for which the same are leased, and accepts the said building and each and every appurtenance thereof and waives defects therein. Lessee agrees at Lessee's expense to maintain in force continuous throughout the term of this lease public liability insurance covering the leased premise, with limits $1,000,000.00 for death or injury to one person, $1,000,000.00 for death or injury to more than one person and $1,000,000.00 for property damage, and shall forthwith furnish Lessor a certificate by the insurer that such insurance is in force and naming Lessor as an additional insured.

    Rolling Metal Door

    Lessor will provide Lessee with two automatic door openers for the metal roll-up door at the rear of the property; Lessee will be responsible for operation and maintenance of the door during the term of the lease. Lessee shall not be held responsible for any damage to the door, its frame or its mechanism not caused by Lessee.
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    LEASE ADDENDUM

    Addendum to Commercial Lease dated May 16, 1997 between Michael J. Kirsch, Lessor and NetStaff, Inc., Lessee, for the property located at 168 South Park, San Francisco, CA

    RENT

    The monthly rent for this property beginning 11/1/98-5/31/99, $4000.00; 6/1/99-5/31/00, $4200.00; 6/1/00-5/31/01 $4400.00; 6/1/01-5/31/02, $4600.00.

    The total rent payable will be adjusted to reflect the increased rent schedule



    /S/ PATRICK RYLEE                              /s/ MICHAEL KIRSCH

    10/8/98                                        10/8/98
    Patrick Rylee                                  Michael Kirsch
    Lessee                                         Lessor